               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                       ---------------

                          FORM 8-K

                        CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d) OF
             THE SECURITIES AND EXCHANGE ACT OF 1934

                       ---------------

Date of Report (Date of Earliest Event Reported):  February 7, 1995

              UNION TEXAS PETROLEUM HOLDINGS, INC.
      (Exact name of registrant as specified in its charter)

       Delaware             1-9019              76-0040040
   (State or other       (Commission         (I.R.S. Employer
    jurisdiction         File Number)       Identification No.)
   of incorporation)

          1330 Post Oak Boulevard, Houston, Texas   77056
        (Address of principal executive offices)  (Zip Code)

 Registrant's telephone number, including area code (713) 623-6544

Item 5.     Other Events.
            ------------

     The information set forth in the press releases of the Registrant dated January 25, 1995, February 2, 1995 and February 6, 1995, which are filed as exhibits hereto, is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)     Exhibits:

Exhibit
Number                 Description
- ------                 -----------

99.1                 Press release dated January 25, 1995

99.2                 Press release dated February 2, 1995

99.3                 Press release dated February 6, 1995

                          Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNION TEXAS PETROLEUM
                                 HOLDINGS, INC.


                              By:  /s/ NEWTON W. WILSON, III
                                   --------------------------
                                       NEWTON W. WILSON, III
                                          General Counsel,
                                   Vice President-Administration
                                          and Secretary


Date:   February 7, 1995

                       INDEX TO EXHIBITS


Exhibit
Number                            Description
- ------                            -----------

99.1                       Press Release dated January 25, 1995

99.2                       Press Release dated February 2, 1995

99.3                       Press Release dated February 6, 1995